SEPARATION AGREEMENT AND GENERAL RELEASE
                    ----------------------------------------


     This Separation Agreement and General Release (hereinafter "Separation Agreement") is entered into by and between John Youngblood (hereinafter "MR. YOUNGBLOOD"), and YDI Wireless, Inc. (hereinafter "YDI"). In this Separation Agreement, YDI shall at all times include any and all related entities, corporations, partnerships and subsidiaries, as well as their respective current and former directors, partnerships and subsidiaries, as well as their respective current and former directors, officers, trustees, partners, employees, predecessors in interest, successors in interest, representatives and agents, both in their representative and individual capacities, but shall not include MR. YOUNGBLOOD in any capacity.

     WHEREAS, MR. YOUNGBLOOD and YDI disagree on whether, in light of his resignation MR. YOUNGBLOOD is entitled to certain severance benefits under the terms of his employment agreement; and

     WHEREAS, the parties desire that their relationship end in a professional manner, and to avoid litigation;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is agreed by the parties as follows:

                                FIRST: SEPARATION
                                -----------------

     For purposes of this Separation Agreement, the parties hereby agree that MR. YOUNGBLOOD's employment by YDI ceased on April 3, 2003. Nothing in this Separation Agreement shall be construed as extending MR. YOUNGBLOOD's employment beyond April 3, 2003.

                              SECOND: COMPENSATION
                              --------------------

     MR. YOUNGBLOOD has already received FTO payments. In exchange for MR. YOUNGBLOOD's execution of this Separation Agreement, YDI will waive any claim relating to the FTO payments and further agrees to pay MR. YOUNGBLOOD and his counsel One Hundred Fifty Thousand and 00/100 ($150,000.00) Dollars, minus appropriate taxes, in a check made payable to "JOHN YOUNGBLOOD AND CHOATE, HALL & STEWART, HIS ATTORNEYS." Payment shall be made no later than seven days following the expiration of the Rescission period described below.

     Said amount represents any and all moneys that shall be paid to MR. YOUNGBLOOD. It represents settlement of all his claims for damages relating to his employment by YDI, and the termination of said employment, including any and all claims for severance benefits under the terms of his contract of employment, as well as his attorney's fees, and other costs.


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

     SEPARATION AGREEMENT BETWEEN JOHN L. YOUNGBLOOD AND YDI WIRELESS, INC.
     ----------------------------------------------------------------------

                        THIRD: STOCK OPTIONS AND WARRANTS
                        ---------------------------------

     MR. YOUNGBLOOD'S YDI stock options and warrants shall be governed by the Incentive Stock Option and Non-Qualified Stock Option Agreements between the parties, as amended by the parties' January 24, 2003 Amendment to Option Agreements, and by Warrants W-12, W-25, W-99-11 and W-99-22 as adjusted for the merger between YDI and Telaxis Communications Corporation, which shall remain in full force and effect in accordance with their terms.

                   FOURTH: COMPLETE RELEASE BY MR. YOUNGBLOOD
                   ------------------------------------------

     In exchange for the mutual promises contained herein and the payment made to MR. YOUNGBLOOD on the disputed claim, MR. YOUNGBLOOD, on behalf of himself, his heirs and assigns, irrevocably and unconditionally releases YDI from all claims, controversies, liabilities, demands, causes of action, debts, obligations, promises, acts, agreements, rights of contribution, insurance, and/or indemnification, and damages of whatever kind or nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or contingent, actual or potential, jointly and individually, that he has had or may have as of the execution of this Agreement, based on any and all aspects of MR. YOUNGBLOOD's employment with YDI or his separation from that employment or his service as a member of the board of directors of YDI's predecessor, including, but not limited to, any and all claims for breach of express or implied contract or covenant of good faith and fair dealing (whether written or oral), all claims for retaliation or violation of public policy, breach of promise, detrimental reliance or tort (e.g., intentional infliction of emotional distress, defamation, assault, battery, false imprisonment, wrongful termination, interference with contractual or advantageous relationship, etc.), whether based on common law or otherwise; all claims arising under the Massachusetts Fair Employment Practices Act, the Massachusetts Equal Rights Law; Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act; claims for emotional distress, mental anguish, personal injury, loss of consortium; any and all claims that may be asserted on MR. YOUNGBLOOD's behalf by others; the Employee Retirement Income Security Act of 1974 ("ERISA"); or any other federal, state or local laws or regulations relating to employment or benefits associated with employment. The foregoing list is meant to be illustrative rather than inclusive. Notwithstanding the above, it is understood that MR YOUNGBLOOD does not waive any rights he may have to vested benefits under any retirement or employee welfare plan that may be due him upon his separation from the company and MR. YOUNGBLOOD does not relinquish any rights to exercise his current stock options. This release shall not be construed to impair MR. YOUNGBLOOD's right to enforce the terms of this Separation Agreement.



                              FIFTH: RELEASE BY YDI
                              ---------------------

     In exchange for the mutual promises contained herein, YDI irrevocably and unconditionally releases MR. YOUNGBLOOD and his administrators, executors, successors, heirs, attorneys, representatives, agents and assigns from all claims, controversies, liabilities,




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



     SEPARATION AGREEMENT BETWEEN JOHN L. YOUNGBLOOD AND YDI WIRELESS, INC.
     ----------------------------------------------------------------------


demands, causes of action, debts, obligations, promises, acts, agreements, rights of contribution, insurance, and/or indemnification, and damages of whatever kind or nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or contingent, actual or potential, jointly and individually, that it has had or may have as of the execution of this Agreement, based on MR. YOUNGBLOOD's separation from employment with YDI and the benefits that he received as a result of such separation, including any claim that MR. YOUNGBLOOD received FTO payments in excess of that which he was entitled to receive. This Release shall not be construed to impair YDI's right to enforce the terms of this Agreement.

     YDI acknowledges and represents that, as of the date of this Agreement, including but not limited to information held by the officers of YDI and facts learned by YDI through the due diligence performed in connection with the merger between YDI and Telaxis Communications Corporation, it has no knowledge of any facts that would give rise to any cause of action by YDI against MR. YOUNGBLOOD. YDI further acknowledges and represents that it has no current plans to pursue any cause of action against MR. YOUNGBLOOD.

                          SIXTH: NO LAWSUITS OR CLAIMS
                          ----------------------------

     MR. YOUNGBLOOD represents that he has not, and will not institute a lawsuit against YDI based on any claims or rights that are released by him in Paragraph Four above.

     MR. YOUNGBLOOD specifically acknowledges that this waiver and release releases YDI from liability for any alleged discrimination that could be the subject matter of any charge MR. YOUNGBLOOD may subsequently file with the Equal Employment Opportunity Commission ("EEOC"), the Massachusetts Commission Against Discrimination ("MCAD") or any other agency. MR. YOUNGBLOOD further acknowledges and agrees that, with respect to the rights and claims he is waiving, he is waiving not only his right to recover in any action he might commence, but also his right to recover in any action brought on his behalf by any other party, including, but not limited to, the U.S. Equal Employment Opportunity Commission ("EEOC"), the MCAD, or any other federal, state or local governmental agency or department.

                         SEVENTH: ADEQUATE CONSIDERATION
                         -------------------------------

     MR. YOUNGBLOOD agrees that the compensation and benefits set forth herein constitute adequate and ample consideration for the rights and claims he is waiving under this Separation Agreement.

     MR. YOUNGBLOOD further agrees that such consideration shall be in lieu of any other compensation or benefits to which MR. YOUNGBLOOD may be entitled, or may claim to be entitled.



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

     SEPARATION AGREEMENT BETWEEN JOHN L. YOUNGBLOOD AND YDI WIRELESS, INC.
     ----------------------------------------------------------------------


                          EIGHTH: RESIGNATION ACCEPTED
                          ----------------------------

     For purposes of this Separation Agreement, the parties hereby agree that MR. YOUNGBLOOD resigned from his position as a YDI employee effective April 3, 2003, and YDI accepts his resignation effective on said date. MR. YOUNGBLOOD does not now, and agrees that he will not in the future, seek re-employment with YDI. MR. YOUNGBLOOD acknowledges and recognizes that he is not now and will not ever in the future be eligible for such employment and that this is appropriate under the circumstances. It is understood and agreed that having voluntarily agreed, MR. YOUNGBLOOD is not entitled to unemployment compensation insurance in addition to the benefits contained herein.

                               NINTH: COOPERATION
                               ------------------

In exchange for the consideration MR. YOUNGBLOOD shall receive under this Separation Agreement, MR. YOUNGBLOOD specifically agrees to fully cooperate with YDI concerning business or operational issues that may arise following the execution of this Separation Agreement.

                            TENTH: NON-DISPARAGEMENT
                            ------------------------

     MR. YOUNGBLOOD agrees that he will engage in no conduct which is either intended to or could reasonably be expected to harm YDI in the operation of its business. MR. YOUNGBLOOD further agrees he will not take any action, legal or otherwise, which might embarrass, harass or adversely affect YDI or which might in any way work to the detriment whether directly or indirectly of YDI. In particular and by way of illustration not limitation, MR. YOUNGBLOOD agrees that he will not directly or indirectly contact members of the Board of Directors, the press or media, any federal, state or local governmental agency, YDI's stockholders, officers, managers or employees, customers or any entity that has a business relationship with YDI in order to disparage the good morale or business reputation or business practices of YDI or any of its current and former officers, directors, manages or employees. While nothing in this paragraph precludes MR. YOUNGBLOOD from providing truthful testimony in a legal proceeding in which he is called to testify, MR. YOUNGBLOOD agrees to provide YDI with advance notification if he is called to testify in any judicial or legal proceeding.

     YDI agrees not to make any written or oral disparaging statement about MR. YOUNGBLOOD or to refer negatively to YDI's association with MR. YOUNGBLOOD. YDI further agrees it will take no action which might embarrass MR. YOUNGBLOOD. In particular and by way of illustration not limitation, YDI agrees that it will not directly or indirectly contact MR. YOUNGBLOOD' employers, the press or media, any federal, state or local governmental agency, YDI's stockholders, officers, managers or employees, customers or any entity that has a business relationship with MR. YOUNGBLOOD in order to disparage the good morale or business reputation or business practices of MR. YOUNGBLOOD. While nothing in this paragraph precludes YDI from providing truthful testimony in a legal proceeding in which he is called to testify, YDI agrees to provide MR. YOUNGBLOOD with advance notification if he is called to testify in any judicial or legal proceeding.


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

     SEPARATION AGREEMENT BETWEEN JOHN L. YOUNGBLOOD AND YDI WIRELESS, INC.
     ----------------------------------------------------------------------


                            ELEVENTH: CONFIDENTIALITY
                            -------------------------

     YDI and MR. YOUNGBLOOD recognize and acknowledge that YDI will need to make this document and its contents public as a matter of securities laws and regulations.

              TWELFTH: REVIEW AND CONSIDERATION PERIOD; REVOCATION
              ----------------------------------------------------

     MR. YOUNGBLOOD hereby acknowledges that he has been informed that he has twenty-one (21) days to review and consider this Separation Agreement and also acknowledges that he hereby has been encouraged to obtain the advice of an attorney about the terms of this Separation Agreement and that he has indeed obtained that advice. MR. YOUNGBLOOD understands that he may revoke this Separation Agreement within seven (7) days of signing it by providing written notice of such revocation to the Chief Executive Officer of YDI. MR. YOUNGBLOOD further understands and agrees revocation shall only be effective upon the receipt of a written notice to YDI within seven (7) days after MR. YOUNGBLOOD signs this Separation Agreement.



                 THIRTEENTH: CONSEQUENCES OF BREACH; PROCEDURES
                 ----------------------------------------------

     In the event that either party institutes legal proceedings to enforce the terms of this Separation Agreement, it is specifically understood and agreed that such a claim shall be submitted to final and binding arbitration pursuant to the rules of the American Arbitration Association, and that the prevailing party shall recover its costs and reasonable attorney's fees incurred in such arbitration proceeding. Nothing in this provision precludes a party from seeking equitable relief in the Massachusetts Superior Court, whether in addition to or in lieu of a court proceeding, to prevent a violation of this Agreement.

                     FOURTEENTH: NON-ADMISSION OF LIABILITY
                     --------------------------------------

     Each party acknowledges that each party expressly denies that it has done anything wrong and that by entering into this Separation Agreement voluntarily, neither party admits that it has done anything wrong to the other.

                            FIFTEENTH: MISCELLANEOUS
                            ------------------------

     If any provision of this Separation Agreement, or any part of any provision of this Separation Agreement, is found to be invalid by a court of competent jurisdiction, such shall not affect the validity of any other provision, or part thereof, of this Separation Agreement. With the exception of the Incentive Stock Option and Non-Qualified Stock Option Agreements (as amended) referenced in Paragraph Three herein, the Warrants referenced in Paragraph Three herein, and the September 18, 2000 Indemnification Agreement between YDI and MR. YOUNGBLOOD, each of which shall remain in full force and effect in accordance with their terms, YDI and MR. YOUNGBLOOD agree that this Separation Agreement constitutes their entire final understanding and agreement with respect to the subject matter hereof and supersedes


Page 5 of 7                                                 RF _____     JY_____

     SEPARATION AGREEMENT BETWEEN JOHN L. YOUNGBLOOD AND YDI WIRELESS, INC.
     ----------------------------------------------------------------------

all prior or contemporaneous negotiations, promises, covenants, agreements, or representations concerning all matters directly, indirectly, or collaterally related to the subject matter of this Separation Agreement. MR. YOUNGBLOOD and YDI agree that this Separation Agreement cannot be amended or modified except by a writing executed by both of the parties hereto or their respective administrators, trustees, personal representatives, and successors. The parties further agree that this Separation Agreement is governed by the laws of the Commonwealth of Massachusetts.


                          SIXTEENTH: MUTUAL PREPARATION
                          -----------------------------

     YDI and MR. YOUNGBLOOD agree that no single party shall be deemed to have drafted this Separation Agreement or any portion thereof. This Separation Agreement is the product of the collaborative effort of YDI and MR. YOUNGBLOOD and their counsel and therefore the rule of contract interpretation of construing ambiguities against the drafter shall have no application to this Separation Agreement.

                          SEVENTEENTH: PROPERTY OF YDI
                          ----------------------------

     The parties agree and acknowledge that MR. YOUNGBLOOD has returned to YDI all property of YDI. For purposes of this paragraph, "property of YDI" includes, but is not limited to, products and prototypes, keys, corporate credit cards, identification cards, equipment, books, supplies, personal digital assistants, pagers, cellular telephones, computers, computer programs, computer files, computer disks, pictures, components, originals and copies of all corporate documents, including financial records and information, and any other materials, whether prepared by MR. YOUNGBLOOD or by others, but excludes anything owned by MR. YOUNGBLOOD individually.

                           EIGHTEENTH: ACKNOWLEDGMENT
                           --------------------------

     THE PARTIES HERETO ACKNOWLEDGE THAT THEY HAVE CAREFULLY READ AND UNDERSTAND THIS SEPARATION AGREEMENT AND AGREE THAT NEITHER PARTY HAS MADE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN.

     MR. YOUNGBLOOD AND YDI ALSO ACKNOWLEDGE THAT THEY ENTER INTO THIS SEPARATION AGREEMENT VOLUNTARILY, WITH FULL KNOWLEDGE OF ITS SIGNIFICANCE, AND WITHOUT PRESSURE OR COERCION. MR YOUNGBLOOD FURTHER ACKNOWLEGES THAT HE HAS HAD SUFFICIENT TIME TO CONSIDER THIS AGREEMENT AND CONSULT WITH AN ATTORNEY OF HIS CHOOSING PRIOR TO EXECUTING THIS AGREEMENT.


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

     SEPARATION AGREEMENT BETWEEN JOHN L. YOUNGBLOOD AND YDI WIRELESS, INC.
     ----------------------------------------------------------------------



     IN WITNESS WHEREOF, YDI and MR. YOUNGBLOOD have executed this Separation Agreement and General Release.



YDI Wireless, Inc.



By:  /s/ Robert Fitzgerald                              /s/ John L.Youngblood
     ------------------------------------------         ------------------------
     Robert Fitzgerald, Chief Executive Officer         John L.Youngblood

     Dated:October 1, 2003                              Dated:September 23, 2003


Witness:                                                Witness:
        ----------------------------------------               -----------------







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